RenaissanceRe Holdings Ltd.
Financial Supplement
June 30, 2013

Investors:
RenaissanceRe Holdings Ltd.
Rohan Pai
Director of Investor Relations
T: +1 441 295 4513

Media:
Kekst and Company
Peter Hill
Dawn Dover
T: +1 212 521 4800

RenaissanceRe Holdings Ltd.
Contents

		Page(s)

Basis of Presentation		i

Financial Highlights		1

Income Statements
a.	Summary Consolidated Statements of Operations	2 - 3
b.	Consolidated Segment Underwriting Results	4 - 5
c.	Reinsurance Segment - Unit Underwriting Results	6 - 7
d.	Gross Premiums Written and Managed Premiums	8 - 9
e.	DaVinciRe Holdings Ltd. and Subsidiary Consolidated Statements of Operations	10 - 11

Balance Sheets
a.	Summary Consolidated Balance Sheets	12

Investments
a.	Investment Portfolio - Composition	13
b.	Summary of Other Investments	14
c.	Total Investment Result	15
d.	Investment Portfolio - Effective Yield and Credit Rating	16
e.	Investment Portfolio - Change in Portfolio Composition	17
f.	Fixed Maturity Investments - Corporate Sector	18
g.	Fixed Maturity and Short Term Investments - Corporate Top 10 Issuers by Fair Value	18

Loss Reserve Analysis
a.	Reserves for Claims and Claim Expenses	19
b.	Paid to Incurred Analysis	20

Other Items
a.	Earnings per Share	21
b.	Equity in Earnings of Other Ventures	22
c.	Other Income (Loss)	22
d.	Ratings	23

Comments on Regulation G		24 - 25

RenaissanceRe Holdings Ltd.
Basis of Presentation
This financial supplement includes certain non-GAAP financial measures including “operating income available to RenaissanceRe common shareholders”, “operating income available to RenaissanceRe common shareholders per common share - diluted”, “operating return on average common equity - annualized”, “managed catastrophe premium”, “tangible book value per common share” and “tangible book value per common share plus accumulated dividends.” A reconciliation of such measures to the most comparable GAAP figures in accordance with Regulation G is presented in the attached supplemental financial data. See pages 24 and 25 for Comments on Regulation G.
RenaissanceRe Holdings Ltd. is a global provider of reinsurance and insurance. The Company's business consists of two reportable segments: (1) Reinsurance, which includes catastrophe reinsurance, specialty reinsurance and certain property catastrophe and specialty joint ventures managed by Company's ventures unit, and (2) Lloyd's, which includes reinsurance and insurance business written through RenaissanceRe Syndicate 1458 (“Syndicate 1458”).
Cautionary Statement under “Safe Harbor” Provisions of the Private Securities Litigation Reform Act of 1995: Statements made in this release contain information about the Company's future business prospects. These statements may be considered “forward-looking.” These statements are subject to risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by such forward-looking statements. For further information regarding cautionary statements and factors affecting future results, please refer to RenaissanceRe Holdings Ltd.'s filings with the Securities and Exchange Commission, including its Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q.
All information contained herein is unaudited. Unless otherwise noted, dollar amounts are in thousands, except for share and per share amounts and ratio information. Certain prior period comparatives have been reclassified to conform to the current presentation. This supplement is being provided for informational purposes only. It should be read in conjunction with documents filed by RenaissanceRe Holdings Ltd. with the Securities and Exchange Commission, including its Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q. Please refer to the Company's website at www.renre.com for further information about RenaissanceRe Holdings Ltd.

i

RenaissanceRe Holdings Ltd.
Financial Highlights

	Three months ended		Six months ended
	June 30, 2013	June 30, 2012	June 30, 2013	June 30, 2012
Highlights
Gross premiums written	$703,223	$667,336	$1,338,641	$1,331,487
Net premiums written	559,109	427,630	995,922	920,205
Net premiums earned	291,889	244,416	563,144	523,081
Net claims and claim expenses incurred	103,962	49,551	131,213	65,103
Underwriting income	113,341	127,850	286,322	324,469
Net investment income	27,324	17,673	70,518	83,149
Net income available to RenaissanceRe common shareholders	26,806	142,270	217,280	343,699
Net realized and unrealized (losses) gains on investments	(69,544)	28,073	(55,273)	75,681
Net other-than-temporary impairments	—	(209)	—	(343)
Operating income available to RenaissanceRe common shareholders (1)	96,350	111,476	272,553	266,926
Total assets	$8,467,383	$8,959,518	$8,467,383	$8,959,518
Total shareholders' equity attributable to RenaissanceRe	$3,568,297	$3,843,010	$3,568,297	$3,843,010
Per share data
Net income available to RenaissanceRe common shareholders per common share - diluted	$0.60	$2.75	$4.83	$6.63
Operating income available to RenaissanceRe common shareholders per common share - diluted (1)	$2.17	$2.14	$6.08	$5.13
Dividends per common share	$0.28	$0.27	$0.56	$0.54
Book value per common share	$71.38	$65.07	$71.38	$65.07
Tangible book value per common share (1)	$70.53	$64.24	$70.53	$64.24
Tangible book value per common share plus accumulated dividends (1)	$83.09	$75.70	$83.09	$75.70
Change in tangible book value per common share plus change in accumulated dividends (1)	0.8%	4.3%	5.7%	10.8%
Financial ratios
Net claims and claim expense ratio - current accident year	44.8%	38.9%	34.7%	31.8%
Net claims and claim expense ratio - prior accident years	(9.2)%	(18.6)%	(11.4)%	(19.4)%
Net claims and claim expense ratio - calendar year	35.6%	20.3%	23.3%	12.4%
Underwriting expense ratio	25.6%	27.4%	25.9%	25.6%
Combined ratio	61.2%	47.7%	49.2%	38.0%
Operating return on average common equity - annualized (1)	12.2%	13.7%	17.3%	16.7%

(1)	See Comments on Regulation G for a reconciliation of non-GAAP financial measures.

1

RenaissanceRe Holdings Ltd.
Summary Consolidated Statements of Operations

	Three months ended
	June 30, 2013	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012
Revenues
Gross premiums written	$703,223	$635,418	$83,745	$136,359	$667,336
Net premiums written	$559,109	$436,813	$77,417	$105,035	$427,630
(Increase) decrease in unearned premiums	(267,220)	(165,558)	206,234	157,588	(183,214)
Net premiums earned	291,889	271,255	283,651	262,623	244,416
Net investment income	27,324	43,194	38,974	46,119	17,673
Net foreign exchange (losses) gains	(1,085)	1,756	1,272	3,001	2,410
Equity in earnings of other ventures	3,772	5,835	6,612	4,310	6,846
Other income (loss)	631	7,004	5,781	(881)	11,289
Net realized and unrealized (losses) gains on investments	(69,544)	14,271	12,140	75,303	28,073
Total other-than-temporary impairments	—	—	—	—	(234)
Portion recognized in other comprehensive income, before taxes	—	—	—	—	25
Net other-than-temporary impairments	—	—	—	—	(209)
Total revenues	252,987	343,315	348,430	390,475	310,498
Expenses
Net claims and claim expenses incurred	103,962	27,251	186,893	73,215	49,551
Acquisition expenses	31,767	25,009	39,385	24,438	25,608
Operational expenses	42,819	46,014	53,121	42,390	41,407
Corporate expenses	21,588	4,529	3,964	3,850	4,067
Interest expense	4,300	5,034	5,772	5,891	5,716
Total expenses	204,436	107,837	289,135	149,784	126,349
Income from continuing operations before taxes	48,551	235,478	59,295	240,691	184,149
Income tax expense	(247)	(122)	(424)	(144)	(898)
Income from continuing operations	48,304	235,356	58,871	240,547	183,251
Income (loss) from discontinued operations	—	—	1,121	(54)	1,393
Net income	48,304	235,356	59,992	240,493	184,644
Net income attributable to noncontrolling interests	(14,015)	(38,607)	(9,692)	(51,083)	(33,624)
Net income attributable to RenaissanceRe	34,289	196,749	50,300	189,410	151,020
Dividends on preference shares	(7,483)	(6,275)	(8,645)	(8,750)	(8,750)
Net income available to RenaissanceRe common shareholders	$26,806	$190,474	$41,655	$180,660	$142,270
Income from continuing operations available to RenaissanceRe common shareholders per common share - basic	$0.61	$4.32	$0.86	$3.67	$2.75
Income (loss) from discontinued operations available (attributable) to RenaissanceRe common shareholders per common share - basic	—	—	0.02	—	0.03
Net income available to RenaissanceRe common shareholders per common share - basic	$0.61	$4.32	$0.88	$3.67	$2.78
Income from continuing operations available to RenaissanceRe common shareholders per common share - diluted	0.60	4.23	0.85	3.62	$2.72
Income (loss) from discontinued operations available (attributable) to RenaissanceRe common shareholders per common share - diluted	—	—	0.02	—	0.03
Net income available to RenaissanceRe common shareholders per common share - diluted	$0.60	$4.23	$0.87	$3.62	$2.75
Operating income available to RenaissanceRe common shareholders per common share - diluted (1)	$2.17	$3.92	$0.65	$2.07	$2.14
Operating return on average common equity - annualized (1)	12.2%	22.5%	3.9%	12.7%	13.7%

(1)	See Comments on Regulation G for a reconciliation of non-GAAP financial measures.

2

RenaissanceRe Holdings Ltd.
Summary Consolidated Statements of Operations

	Six months ended
	June 30, 2013	June 30, 2012
Revenues
Gross premiums written	$1,338,641	$1,331,487
Net premiums written	$995,922	$920,205
Increase in unearned premiums	(432,778)	(397,124)
Net premiums earned	563,144	523,081
Net investment income	70,518	83,149
Net foreign exchange gains	671	950
Equity in earnings of other ventures	9,607	12,316
Other income (loss)	7,635	(27,805)
Net realized and unrealized (losses) gains on investments	(55,273)	75,681
Total other-than-temporary impairments	—	(395)
Portion recognized in other comprehensive income, before taxes	—	52
Net other-than-temporary impairments	—	(343)
Total revenues	596,302	667,029
Expenses
Net claims and claim expenses incurred	131,213	65,103
Acquisition expenses	56,776	49,719
Operational expenses	88,833	83,790
Corporate expenses	26,117	8,878
Interest expense	9,334	11,434
Total expenses	312,273	218,924
Income from continuing operations before taxes	284,029	448,105
Income tax expense	(369)	(861)
Income from continuing operations	283,660	447,244
Income from discontinued operations	—	1,220
Net income	283,660	448,464
Net income attributable to noncontrolling interests	(52,622)	(87,265)
Net income attributable to RenaissanceRe	231,038	361,199
Dividends on preference shares	(13,758)	(17,500)
Net income available to RenaissanceRe common shareholders	$217,280	$343,699
Income from continuing operations available to RenaissanceRe common shareholders per common share - basic	$4.93	$6.70
Income from discontinued operations available to RenaissanceRe common shareholders per common share - basic	—	0.02
Net income available to RenaissanceRe common shareholders per common share - basic	$4.93	$6.72
Income from continuing operations available to RenaissanceRe common shareholders per common share - diluted	4.83	$6.61
Income from discontinued operations available to RenaissanceRe common shareholders per common share - diluted	—	0.02
Net income available to RenaissanceRe common shareholders per common share - diluted	$4.83	$6.63
Operating income available to RenaissanceRe common shareholders per common share - diluted (1)	$6.08	$5.13
Operating return on average common equity - annualized (1)	17.3%	16.7%

(1)	See Comments on Regulation G for a reconciliation of non-GAAP financial measures.

3

RenaissanceRe Holdings Ltd.
Consolidated Segment Underwriting Results

	Three months ended June 30, 2013
	Reinsurance	Lloyd's	Other	Eliminations (1)	Total
Gross premiums written	$635,442	$68,769	$—	$(988)	$703,223
Net premiums written	$494,200	$64,643	$266		$559,109
Net premiums earned	$249,689	$41,933	$267		$291,889
Net claims and claim expenses incurred	78,426	25,536	—		103,962
Acquisition expenses	23,206	8,484	77		31,767
Operational expenses	31,194	11,456	169		42,819
Underwriting income (loss)	$116,863	$(3,543)	$21		$113,341

Net claims and claim expenses incurred - current accident year	$102,272	$28,517	$—		$130,789
Net claims and claim expenses incurred - prior accident years	(23,846)	(2,981)	—		(26,827)
Net claims and claim expenses incurred - total	$78,426	$25,536	$—		$103,962

Net claims and claim expense ratio - current accident year	41.0%	68.0%	—%		44.8%
Net claims and claim expense ratio - prior accident years	(9.6)%	(7.1)%	—%		(9.2)%
Net claims and claim expense ratio - calendar year	31.4%	60.9%	—%		35.6%
Underwriting expense ratio	21.8%	47.5%	92.1%		25.6%
Combined ratio	53.2%	108.4%	92.1%		61.2%

	Three months ended June 30, 2012
	Reinsurance	Lloyd's	Other	Eliminations (1)	Total
Gross premiums written	$617,039	$50,297	$—	$—	$667,336
Net premiums written	$379,369	$48,510	$(249)		$427,630
Net premiums earned	$214,296	$30,369	$(249)		$244,416
Net claims and claim expenses incurred	35,488	14,960	(897)		49,551
Acquisition expenses	20,098	5,510	—		25,608
Operational expenses	30,346	10,806	255		41,407
Underwriting income (loss)	$128,364	$(907)	$393		$127,850

Net claims and claim expenses incurred - current accident year	$76,631	$18,366	$—		$94,997
Net claims and claim expenses incurred - prior accident years	(41,143)	(3,406)	(897)		(45,446)
Net claims and claim expenses incurred - total	$35,488	$14,960	$(897)		$49,551

Net claims and claim expense ratio - current accident year	35.8%	60.5%	—%		38.9%
Net claims and claim expense ratio - prior accident years	(19.2)%	(11.2)%	360.2%		(18.6)%
Net claims and claim expense ratio - calendar year	16.6%	49.3%	360.2%		20.3%
Underwriting expense ratio	23.5%	53.7%	(102.4)%		27.4%
Combined ratio	40.1%	103.0%	257.8%		47.7%
(1) Represents $1.0 million of gross premiums ceded from the Lloyd's segment to the Reinsurance segment for the three months ended June 30, 2013 (2012 - $Nil).

4

RenaissanceRe Holdings Ltd.
Consolidated Segment Underwriting Results

	Six months ended June 30, 2013
	Reinsurance	Lloyd's	Other	Eliminations (1)	Total
Gross premiums written	$1,196,568	$143,061	$—	$(988)	$1,338,641
Net premiums written	$875,072	$120,567	$283		$995,922
Net premiums earned	$483,149	$79,712	$283		$563,144
Net claims and claim expenses incurred	91,826	40,064	(677)		131,213
Acquisition expenses	41,265	15,400	111		56,776
Operational expenses	64,869	23,634	330		88,833
Underwriting income	$285,189	$614	$519		$286,322

Net claims and claim expenses incurred - current accident year	$149,301	$46,388	$—		$195,689
Net claims and claim expenses incurred - prior accident years	(57,475)	(6,324)	(677)		(64,476)
Net claims and claim expenses incurred - total	$91,826	$40,064	$(677)		$131,213

Net claims and claim expense ratio - current accident year	30.9%	58.2%	—%		34.7%
Net claims and claim expense ratio - prior accident years	(11.9)%	(7.9)%	(239.2)%		(11.4)%
Net claims and claim expense ratio - calendar year	19.0%	50.3%	(239.2)%		23.3%
Underwriting expense ratio	22.0%	48.9%	155.8%		25.9%
Combined ratio	41.0%	99.2%	(83.4)%		49.2%

	Six months ended June 30, 2012
	Reinsurance	Lloyd's	Other	Eliminations (1)	Total
Gross premiums written	$1,226,801	$105,114	$—	$(428)	$1,331,487
Net premiums written	$838,007	$82,447	$(249)		$920,205
Net premiums earned	$468,114	$55,191	$(224)		$523,081
Net claims and claim expenses incurred	43,812	23,961	(2,670)		65,103
Acquisition expenses	39,484	10,178	57		49,719
Operational expenses	62,390	20,863	537		83,790
Underwriting income	$322,428	$189	$1,852		$324,469

Net claims and claim expenses incurred - current accident year	$131,775	$34,646	$—		$166,421
Net claims and claim expenses incurred - prior accident years	(87,963)	(10,685)	(2,670)		(101,318)
Net claims and claim expenses incurred - total	$43,812	$23,961	$(2,670)		$65,103

Net claims and claim expense ratio - current accident year	28.2%	62.8%	—%		31.8%
Net claims and claim expense ratio - prior accident years	(18.8)%	(19.4)%	1,192.0%		(19.4)%
Net claims and claim expense ratio - calendar year	9.4%	43.4%	1,192.0%		12.4%
Underwriting expense ratio	21.7%	56.3%	(265.2)%		25.6%
Combined ratio	31.1%	99.7%	926.8%		38.0%
(1) Represents $1.0 million of gross premiums ceded from the Lloyd's segment to the Reinsurance segment for the six months ended June 30, 2013 (2012 - $0.4 million).

5

RenaissanceRe Holdings Ltd.
Reinsurance Segment - Unit Underwriting Results

	Three months ended June 30, 2013
	Catastrophe	Specialty	Total
Gross premiums written	$576,903	$58,539	$635,442
Net premiums written	$436,852	$57,348	$494,200
Net premiums earned	$200,483	$49,206	$249,689
Net claims and claim expenses incurred	52,915	25,511	78,426
Acquisition expenses	14,197	9,009	23,206
Operational expenses	23,599	7,595	31,194
Underwriting income	$109,772	$7,091	$116,863

Net claims and claim expenses incurred - current accident year	$71,369	$30,903	$102,272
Net claims and claim expenses incurred - prior accident years	(18,454)	(5,392)	(23,846)
Net claims and claim expenses incurred - total	$52,915	$25,511	$78,426

Net claims and claim expense ratio - current accident year	35.6%	62.8%	41.0%
Net claims and claim expense ratio - prior accident years	(9.2)%	(11.0)%	(9.6)%
Net claims and claim expense ratio - calendar year	26.4%	51.8%	31.4%
Underwriting expense ratio	18.8%	33.8%	21.8%
Combined ratio	45.2%	85.6%	53.2%

	Three months ended June 30, 2012
	Catastrophe	Specialty	Total
Gross premiums written	$579,738	$37,301	$617,039
Net premiums written	$344,497	$34,872	$379,369
Net premiums earned	$170,637	$43,659	$214,296
Net claims and claim expenses incurred	19,578	15,910	35,488
Acquisition expenses	14,847	5,251	20,098
Operational expenses	23,245	7,101	30,346
Underwriting income	$112,967	$15,397	$128,364

Net claims and claim expenses incurred - current accident year	$52,781	$23,850	$76,631
Net claims and claim expenses incurred - prior accident years	(33,203)	(7,940)	(41,143)
Net claims and claim expenses incurred - total	$19,578	$15,910	$35,488

Net claims and claim expense ratio - current accident year	30.9%	54.6%	35.8%
Net claims and claim expense ratio - prior accident years	(19.4)%	(18.2)%	(19.2)%
Net claims and claim expense ratio - calendar year	11.5%	36.4%	16.6%
Underwriting expense ratio	22.3%	28.3%	23.5%
Combined ratio	33.8%	64.7%	40.1%

6

RenaissanceRe Holdings Ltd.
Reinsurance Segment - Unit Underwriting Results

	Six months ended June 30, 2013
	Catastrophe	Specialty	Total
Gross premiums written	$1,055,699	$140,869	$1,196,568
Net premiums written	$742,205	$132,867	$875,072
Net premiums earned	$387,134	$96,015	$483,149
Net claims and claim expenses incurred	55,623	36,203	91,826
Acquisition expenses	23,817	17,448	41,265
Operational expenses	49,714	15,155	64,869
Underwriting income	$257,980	$27,209	$285,189

Net claims and claim expenses incurred - current accident year	$92,545	$56,756	$149,301
Net claims and claim expenses incurred - prior accident years	(36,922)	(20,553)	(57,475)
Net claims and claim expenses incurred - total	$55,623	$36,203	$91,826

Net claims and claim expense ratio - current accident year	23.9%	59.1%	30.9%
Net claims and claim expense ratio - prior accident years	(9.5)%	(21.4)%	(11.9)%
Net claims and claim expense ratio - calendar year	14.4%	37.7%	19.0%
Underwriting expense ratio	19.0%	34.0%	22.0%
Combined ratio	33.4%	71.7%	41.0%

	Six months ended June 30, 2012
	Catastrophe	Specialty	Total
Gross premiums written	$1,088,978	$137,823	$1,226,801
Net premiums written	$706,749	$131,258	$838,007
Net premiums earned	$385,692	$82,422	$468,114
Net claims and claim expenses incurred	16,262	27,550	43,812
Acquisition expenses	29,164	10,320	39,484
Operational expenses	48,573	13,817	62,390
Underwriting income	$291,693	$30,735	$322,428

Net claims and claim expenses incurred - current accident year	$84,404	$47,371	$131,775
Net claims and claim expenses incurred - prior accident years	(68,142)	(19,821)	(87,963)
Net claims and claim expenses incurred - total	$16,262	$27,550	$43,812

Net claims and claim expense ratio - current accident year	21.9%	57.5%	28.2%
Net claims and claim expense ratio - prior accident years	(17.7)%	(24.1)%	(18.8)%
Net claims and claim expense ratio - calendar year	4.2%	33.4%	9.4%
Underwriting expense ratio	20.2%	29.3%	21.7%
Combined ratio	24.4%	62.7%	31.1%

7

RenaissanceRe Holdings Ltd.
Gross Premiums Written and Managed Premiums

	Three months ended
	June 30, 2013	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012
Reinsurance Segment
Renaissance catastrophe premiums	$368,077	$310,002	$13,743	$44,699	$345,094
Renaissance specialty premiums	56,567	81,617	34,132	37,932	35,778
Total Renaissance premiums	424,644	391,619	47,875	82,631	380,872
DaVinci catastrophe premiums	208,826	168,794	9,781	25,006	234,644
DaVinci specialty premiums	1,972	713	—	—	1,523
Total DaVinci premiums	210,798	169,507	9,781	25,006	236,167
Total catastrophe unit premiums	576,903	478,796	23,524	69,705	579,738
Total specialty unit premiums	58,539	82,330	34,132	37,932	37,301
Total Reinsurance segment gross premiums written	$635,442	$561,126	$57,656	$107,637	$617,039

Lloyd's Segment
Specialty	$53,207	$55,757	$24,390	$26,455	$32,925
Catastrophe	15,562	18,535	1,761	2,267	17,372
Total Lloyd's segment gross premiums written	$68,769	$74,292	$26,151	$28,722	$50,297

Managed Premiums (1)
Total catastrophe unit gross premiums written	$576,903	$478,796	$23,524	$69,705	$579,738
Catastrophe premiums written on behalf of our joint venture, Top Layer Re (2)	25,682	32,382	1,781	5,382	31,180
Catastrophe premiums written in the Lloyd's segment	15,562	18,535	1,761	2,267	17,372
Total managed catastrophe premiums (1)	$618,147	$529,713	$27,066	$77,354	$628,290
(1) See Comments on Regulation G for a reconciliation of non-GAAP financial measures.
(2) Top Layer Re is accounted for under the equity method of accounting.

8

RenaissanceRe Holdings Ltd.
Gross Premiums Written and Managed Premiums

	Six months ended
	June 30, 2013	June 30, 2012
Reinsurance Segment
Renaissance catastrophe premiums	$678,079	$675,521
Renaissance specialty premiums	138,184	135,323
Total Renaissance premiums	816,263	810,844
DaVinci catastrophe premiums	377,620	413,457
DaVinci specialty premiums	2,685	2,500
Total DaVinci premiums	380,305	415,957
Total catastrophe unit premiums	1,055,699	1,088,978
Total specialty unit premiums	140,869	137,823
Total Reinsurance segment gross premiums written	$1,196,568	$1,226,801

Lloyd's Segment
Specialty	$108,964	$72,254
Catastrophe	34,097	32,860
Total Lloyd's segment gross premiums written	$143,061	$105,114

Managed Premiums (1)
Total catastrophe unit gross premiums written	$1,055,699	$1,088,978
Catastrophe premiums written on behalf of our joint venture, Top Layer Re (2)	58,064	65,485
Catastrophe premiums written in the Lloyd's segment	34,097	32,860
Total managed catastrophe premiums (1)	$1,147,860	$1,187,323

(1) See Comments on Regulation G for a reconciliation of non-GAAP financial measures.
(2) Top Layer Re is accounted for under the equity method of accounting.

9

DaVinciRe Holdings Ltd. and Subsidiary
Consolidated Statements of Operations

	Three months ended
	June 30, 2013	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012
Revenues
Gross premiums written	$210,798	$169,507	$9,781	$25,006	$236,167
Net premiums written	$203,698	$137,522	$7,012	$18,554	$185,088
(Increase) decrease in unearned premiums	(107,972)	(45,906)	89,922	72,039	(104,070)
Net premiums earned	95,726	91,616	96,934	90,593	81,018
Net investment income	6,283	7,681	7,791	9,179	7,194
Net foreign exchange gains	526	130	804	1,115	1,465
Other loss	(169)	(548)	(1,161)	(1,384)	(1,222)
Net realized and unrealized (losses) gains on investments	(24,529)	(1,718)	1,035	20,520	3,940
Total revenues	77,837	97,161	105,403	120,023	92,395
Expenses
Net claims and claim expenses incurred	27,283	3,710	66,994	10,170	14,213
Acquisition expenses	18,926	24,274	14,528	22,783	19,051
Operational and corporate expenses	9,812	10,400	10,291	10,740	11,902
Interest expense	946	952	1,833	1,980	1,985
Total expenses	56,967	39,336	93,646	45,673	47,151
Net income	20,870	57,825	11,757	74,350	45,244
Net income attributable to redeemable noncontrolling interest	(43)	(118)	(28)	(152)	(95)
Net income available to DaVinciRe common shareholders	$20,827	$57,707	$11,729	$74,198	$45,149

Net claims and claim expenses incurred - current accident year	$34,523	$10,283	$76,030	$14,330	$24,454
Net claims and claim expenses incurred - prior accident years	(7,240)	(6,573)	(9,036)	(4,160)	(10,241)
Net claims and claim expenses incurred - total	$27,283	$3,710	$66,994	$10,170	$14,213

Net claims and claim expense ratio - current accident year	36.1%	11.2%	78.4%	15.8%	30.2%
Net claims and claim expense ratio - prior accident years	(7.6)%	(7.2)%	(9.3)%	(4.6)%	(12.7)%
Net claims and claim expense ratio - calendar year	28.5%	4.0%	69.1%	11.2%	17.5%
Underwriting expense ratio	30.0%	37.9%	25.6%	37.0%	38.2%
Combined ratio	58.5%	41.9%	94.7%	48.2%	55.7%

10

DaVinciRe Holdings Ltd. and Subsidiary
Consolidated Statements of Operations

	Six months ended
	June 30, 2013	June 30, 2012
Revenues
Gross premiums written	$380,305	$415,957
Net premiums written	$341,220	$339,768
Increase in unearned premiums	(153,878)	(163,613)
Net premiums earned	187,342	176,155
Net investment income	13,964	16,980
Net foreign exchange gains	656	1,541
Other loss	(717)	(1,684)
Net realized and unrealized (losses) gains on investments	(26,247)	21,347
Total revenues	174,998	214,339
Expenses
Net claims and claim expenses incurred	30,993	16,137
Acquisition expenses	43,200	43,150
Operational and corporate expenses	20,212	24,203
Interest expense	1,898	4,025
Total expenses	96,303	87,515
Net income	78,695	126,824
Net income attributable to redeemable noncontrolling interest	(161)	(262)
Net income available to DaVinciRe common shareholders	$78,534	$126,562

Net claims and claim expenses incurred - current accident year	$44,806	$39,280
Net claims and claim expenses incurred - prior accident years	(13,813)	(23,143)
Net claims and claim expenses incurred - total	$30,993	$16,137

Net claims and claim expense ratio - current accident year	23.9%	22.3%
Net claims and claim expense ratio - prior accident years	(7.4)%	(13.1)%
Net claims and claim expense ratio - calendar year	16.5%	9.2%
Underwriting expense ratio	33.9%	38.2%
Combined ratio	50.4%	47.4%

11

RenaissanceRe Holdings Ltd.
Summary Consolidated Balance Sheets

	June 30, 2013	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012
Assets
Fixed maturity investments trading, at fair value	$4,371,306	$4,511,885	$4,665,421	$5,089,540	$4,948,955
Fixed maturity investments available for sale, at fair value	40,785	45,254	83,442	94,826	108,102
Total fixed maturity investments, at fair value	4,412,091	4,557,139	4,748,863	5,184,366	5,057,057
Short term investments, at fair value	924,843	997,889	821,163	679,356	654,912
Equity investments trading, at fair value	108,620	555	58,186	57,617	55,381
Other investments, at fair value	630,606	652,802	644,711	752,000	743,568
Investments in other ventures, under equity method	93,049	92,054	87,724	82,212	79,692
Total investments	6,169,209	6,300,439	6,360,647	6,755,551	6,590,610
Cash and cash equivalents	285,594	335,625	325,358	249,123	264,232
Premiums receivable	954,142	654,368	491,365	701,240	971,546
Prepaid reinsurance premiums	214,804	170,216	77,082	189,592	278,242
Reinsurance recoverable	175,103	162,948	192,512	209,490	198,777
Accrued investment income	26,658	29,921	33,478	37,327	35,938
Deferred acquisition costs	125,682	77,914	52,622	83,222	106,027
Receivable for investments sold	311,783	163,584	168,673	344,367	311,658
Other assets	196,126	193,521	218,405	215,008	193,798
Goodwill and other intangibles	8,282	8,384	8,486	8,588	8,690
Total assets	$8,467,383	$8,096,920	$7,928,628	$8,793,508	$8,959,518
Liabilities, Noncontrolling Interests and Shareholders' Equity
Liabilities
Reserve for claims and claim expenses	$1,710,408	$1,755,783	$1,879,377	$1,782,680	$1,801,247
Unearned premiums	970,017	658,209	399,517	718,261	964,499
Debt	250,411	254,315	351,775	358,595	354,293
Reinsurance balances payable	387,425	380,939	290,419	356,136	396,669
Payable for investments purchased	463,923	397,517	278,787	576,052	519,619
Other liabilities	216,086	207,535	253,438	206,709	173,433
Liabilities of discontinued operations held for sale	—	—	—	1,318	1,959
Total liabilities	3,998,270	3,654,298	3,453,313	3,999,751	4,211,719
Redeemable noncontrolling interest	897,123	875,770	968,259	950,822	900,878
Shareholders' Equity
Preference shares	400,000	400,000	400,000	550,000	550,000
Common shares	44,385	44,510	45,542	48,228	50,609
Accumulated other comprehensive income	4,909	6,050	13,622	14,067	12,531
Retained earnings	3,119,003	3,112,545	3,043,901	3,226,661	3,229,870
Total shareholders' equity attributable to RenaissanceRe	3,568,297	3,563,105	3,503,065	3,838,956	3,843,010
Noncontrolling interest	3,693	3,747	3,991	3,979	3,911
Total shareholders' equity	3,571,990	3,566,852	3,507,056	3,842,935	3,846,921
Total liabilities, noncontrolling interests and shareholders' equity	$8,467,383	$8,096,920	$7,928,628	$8,793,508	$8,959,518

Book value per common share	$71.38	$71.07	$68.14	$68.20	$65.07

12

RenaissanceRe Holdings Ltd.
Investment Portfolio - Composition

	June 30, 2013		March 31, 2013		December 31, 2012		September 30, 2012		June 30, 2012
TYPE OF INVESTMENT
U.S. treasuries	$1,200,408	19.4%	$1,186,742	18.8%	$1,259,800	19.8%	$1,178,345	17.4%	$1,126,759	17.1%
Agencies	227,017	3.7%	285,969	4.5%	315,154	5.0%	426,067	6.3%	436,691	6.7%
Non-U.S. government (Sovereign debt)	265,033	4.3%	199,561	3.2%	133,198	2.1%	156,473	2.3%	177,231	2.7%
FDIC guaranteed corporate	—	—%	—	—%	—	—%	14,105	0.2%	29,386	0.4%
Non-U.S. government-backed corporate	238,254	3.9%	291,077	4.6%	349,514	5.5%	371,186	5.5%	393,875	6.0%
Corporate	1,500,576	24.3%	1,603,571	25.5%	1,615,207	25.4%	1,719,627	25.5%	1,664,722	25.3%
Agency mortgage-backed	435,233	7.0%	440,538	7.0%	408,531	6.4%	580,823	8.6%	592,355	9.0%
Non-agency mortgage-backed	233,468	3.8%	240,217	3.8%	248,339	3.9%	224,619	3.3%	153,674	2.3%
Commercial mortgage-backed	298,996	4.8%	297,101	4.7%	406,166	6.4%	499,491	7.4%	470,167	7.1%
Asset-backed	13,106	0.3%	12,363	0.2%	12,954	0.2%	13,630	0.2%	12,197	0.2%
Total fixed maturity investments, at fair value	4,412,091	71.5%	4,557,139	72.3%	4,748,863	74.7%	5,184,366	76.7%	5,057,057	76.8%
Short term investments, at fair value	924,843	15.0%	997,889	15.8%	821,163	12.9%	679,356	10.1%	654,912	9.9%
Equity investments trading, at fair value	108,620	1.8%	555	—%	58,186	0.9%	57,617	0.9%	55,381	0.8%
Other investments, at fair value	630,606	10.2%	652,802	10.4%	644,711	10.1%	752,000	11.1%	743,568	11.3%
Total managed investment portfolio	6,076,160	98.5%	6,208,385	98.5%	6,272,923	98.6%	6,673,339	98.7%	6,510,918	98.9%
Investments in other ventures, under equity method	93,049	1.5%	92,054	1.5%	87,724	1.4%	82,212	1.2%	79,692	1.2%
Total investments	$6,169,209	100.0%	$6,300,439	100.0%	$6,360,647	100.0%	$6,755,551	100.0%	$6,590,610	100.0%
CREDIT QUALITY OF FIXED MATURITY INVESTMENTS
AAA	$616,559	14.0%	$599,727	13.2%	$680,892	14.3%	$801,827	15.5%	$842,146	16.7%
AA	2,313,539	52.4%	2,338,605	51.3%	2,429,172	51.2%	2,690,342	51.9%	2,626,291	51.9%
A	732,659	16.6%	791,902	17.4%	844,698	17.8%	936,264	18.0%	917,152	18.1%
BBB	296,386	6.7%	305,241	6.7%	322,527	6.8%	336,207	6.5%	319,760	6.3%
Non-investment grade and not rated	452,948	10.3%	521,664	11.4%	471,574	9.9%	419,726	8.1%	351,708	7.0%
Total fixed maturity investments, at fair value	$4,412,091	100.0%	$4,557,139	100.0%	$4,748,863	100.0%	$5,184,366	100.0%	$5,057,057	100.0%
MATURITY PROFILE OF FIXED MATURITY INVESTMENTS
Due in less than one year	$200,706	4.6%	$215,538	4.7%	$433,074	9.1%	$417,722	8.0%	$405,636	8.0%
Due after one through five years	2,583,929	58.6%	2,639,058	57.9%	2,389,856	50.3%	2,633,322	50.8%	2,624,676	52.0%
Due after five through ten years	530,724	12.0%	569,929	12.5%	711,844	15.0%	671,408	13.0%	652,909	12.9%
Due after ten years	115,929	2.6%	142,395	3.1%	138,099	2.9%	143,351	2.8%	145,443	2.9%
Mortgage-backed securities	967,697	21.9%	977,856	21.5%	1,063,036	22.4%	1,304,933	25.2%	1,216,196	24.0%
Asset-backed securities	13,106	0.3%	12,363	0.3%	12,954	0.3%	13,630	0.2%	12,197	0.2%
Total fixed maturity investments, at fair value	$4,412,091	100.0%	$4,557,139	100.0%	$4,748,863	100.0%	$5,184,366	100.0%	$5,057,057	100.0%

Weighted average effective yield of fixed maturities and short term investments	1.8%		1.4%		1.4%		1.4%		1.8%
Average duration of fixed maturities and short term investments	2.4		2.3		2.2		2.2		2.2

13

RenaissanceRe Holdings Ltd.
Summary of Other Investments

	June 30, 2013	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012
TYPE OF INVESTMENT
Private equity partnerships	$335,732	$345,666	$344,669	$359,880	$360,268
Senior secured bank loan funds	178,040	204,114	202,929	279,839	269,317
Catastrophe bonds	81,042	75,019	91,310	106,319	106,470
Hedge funds	4,683	5,219	5,803	5,962	6,243
Miscellaneous other investments	31,109	22,784	—	—	1,270
Total other investments, at fair value	$630,606	$652,802	$644,711	$752,000	$743,568

TYPE OF INVESTMENT
Private equity partnerships	53.2%	52.9%	53.4%	47.9%	48.5%
Senior secured bank loan funds	28.2%	31.3%	31.5%	37.2%	36.2%
Catastrophe bonds	12.9%	11.5%	14.2%	14.1%	14.3%
Hedge funds	0.8%	0.8%	0.9%	0.8%	0.8%
Miscellaneous other investments	4.9%	3.5%	—%	—%	0.2%
Total other investments, at fair value	100.0%	100.0%	100.0%	100.0%	100.0%

14

RenaissanceRe Holdings Ltd.
Total Investment Result

	Three months ended					Six months ended
	June 30, 2013	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012	June 30, 2013	June 30, 2012
Fixed maturity investments	$22,842	$23,889	$27,399	$25,740	$25,366	$46,731	$50,204
Short term investments	374	318	54	219	234	692	734
Equity investments trading	344	—	554	181	181	344	351
Other investments
Hedge funds and private equity investments	2,237	14,880	8,192	10,383	(10,413)	17,117	18,060
Other	4,354	6,995	5,902	12,737	4,975	11,349	19,145
Cash and cash equivalents	9	52	51	63	54	61	80
	30,160	46,134	42,152	49,323	20,397	76,294	88,574
Investment expenses	(2,836)	(2,940)	(3,178)	(3,204)	(2,724)	(5,776)	(5,425)
Net investment income	27,324	43,194	38,974	46,119	17,673	70,518	83,149

Gross realized gains	17,548	34,080	22,152	19,891	19,458	51,628	55,744
Gross realized losses	(14,601)	(4,554)	(3,650)	(2,811)	(3,294)	(19,155)	(10,244)
Net realized gains on fixed maturity investments	2,947	29,526	18,502	17,080	16,164	32,473	45,500
Net unrealized (losses) gains on fixed maturity investments trading	(95,695)	(23,065)	(8,454)	56,942	12,538	(118,760)	26,795
Net realized and unrealized gains (losses) on investments-related derivatives	20,510	421	1,523	(955)	(2,930)	20,931	(1,435)
Net realized gains on equity investments trading	74	17,561	—	—	—	17,635	—
Net unrealized gains (losses) on equity investments trading	2,620	(10,172)	569	2,236	2,301	(7,552)	4,821
Net realized and unrealized (losses) gains on investments	(69,544)	14,271	12,140	75,303	28,073	(55,273)	75,681
Total other-than-temporary impairments	—	—	—	—	(234)	—	(395)
Portion recognized in other comprehensive income, before taxes	—	—	—	—	25	—	52
Net other-than-temporary impairments	—	—	—	—	(209)	—	(343)
Change in net unrealized gains on fixed maturity investments available for sale	(1,239)	(6,067)	(784)	1,326	(706)	(7,306)	72
Total investment result	$(43,459)	$51,398	$50,330	$122,748	$44,831	$7,939	$158,559

15

RenaissanceRe Holdings Ltd.
Investment Portfolio - Effective Yield and Credit Rating
					Credit Rating (1)
June 30, 2013	Amortized Cost	Fair Value	% of Total Investment Portfolio	Weighted Average Effective Yield	AAA	AA	A	BBB	Non- Investment Grade	Not Rated
Short term investments	$924,843	$924,843	15.0%	0.2%	$897,204	$22,959	$2,645	$1,283	$—	$752
		100.0%			97.0%	2.5%	0.3%	0.1%	—%	0.1%
Fixed maturity investments
U.S. treasuries	1,212,138	1,200,408	19.4%	0.8%	—	1,200,408	—	—	—	—
Agencies
Fannie Mae & Freddie Mac	213,593	210,972	3.4%	1.2%	—	210,972	—	—	—	—
Other agencies	16,169	16,045	0.3%	1.1%	—	16,045	—	—	—	—
Total agencies	229,762	227,017	3.7%	1.2%	—	227,017	—	—	—	—
Non-U.S. government (Sovereign debt)	270,875	265,033	4.3%	1.6%	199,718	20,852	5,836	30,858	7,562	207
Non-U.S. government-backed corporate	240,969	238,254	3.9%	0.9%	179,066	56,912	1,700	—	576	—
Corporate	1,500,278	1,500,576	24.3%	3.0%	31,899	268,088	693,581	238,651	250,335	18,022
Mortgage-backed
Residential mortgage-backed
Agency securities	441,537	435,233	7.0%	2.7%	—	435,233	—	—	—	—
Non-agency securities - Prime	113,807	118,559	1.9%	4.0%	12,011	6,300	6,507	7,977	82,767	2,997
Non-agency securities - Alt A	105,896	114,909	1.9%	5.0%	2,826	7,379	7,688	12,837	81,323	2,856
Total residential mortgage-backed	661,240	668,701	10.8%	3.4%	14,837	448,912	14,195	20,814	164,090	5,853
Commercial mortgage-backed	296,257	298,996	4.8%	2.5%	177,933	91,350	17,347	6,063	—	6,303
Total mortgage-backed	957,497	967,697	15.6%	3.1%	192,770	540,262	31,542	26,877	164,090	12,156
Asset-backed
Credit cards	4,270	4,423	0.1%	2.5%	4,423	—	—	—	—	—
Student loans	3,097	3,100	0.1%	1.3%	3,100	—	—	—	—	—
Auto loans	1,320	1,381	—%	0.7%	1,381	—	—	—	—	—
Other	3,919	4,202	0.1%	1.9%	4,202	—	—	—	—	—
Total asset-backed	12,606	13,106	0.3%	1.8%	13,106	—	—	—	—	—
Total securitized assets	970,103	980,803	15.9%	3.1%	205,876	540,262	31,542	26,877	164,090	12,156
Total fixed maturity investments	4,424,125	4,412,091	71.5%	2.2%	616,559	2,313,539	732,659	296,386	422,563	30,385
		100.0%			14.0%	52.4%	16.6%	6.7%	9.6%	0.7%
Equity investments trading		108,620	1.8%		—	—	—	—	—	108,620
		100.0%			—%	—%	—%	—%	—%	100.0%
Other investments
Private equity partnerships		335,732	5.4%		—	—	—	—	—	335,732
Senior secured bank loan funds		178,040	2.9%		—	—	—	—	155,860	22,180
Catastrophe bonds		81,042	1.3%		—	—	—	—	76,777	4,265
Hedge funds		4,683	0.1%		—	—	—	—	—	4,683
Miscellaneous other investments		31,109	0.5%		—	—	—	—	—	31,109
Total other investments		630,606	10.2%		—	—	—	—	232,637	397,969
		100.0%			—%	—%	—%	—%	36.9%	63.1%
Investments in other ventures		93,049	1.5%		—	—	—	—	—	93,049
		100.0%			—%	—%	—%	—%	—%	100.0%
Total investment portfolio		$6,169,209	100.0%		$1,513,763	$2,336,498	$735,304	$297,669	$655,200	$630,775
		100.0%			24.5%	37.9%	11.9%	4.8%	10.6%	10.2%

(1)
The credit ratings included in this table are those assigned by Standard & Poor’s Corporation ("S&P").  When ratings provided by S&P were not available, ratings from other nationally recognized rating agencies were used. The Company has grouped short term investments with an A-1+ and A-1 short term issue credit rating as AAA, short term investments with A-2 short term issue credit rating as AA and short term investments with an A-3 short term issue credit rating as A.

16

RenaissanceRe Holdings Ltd.
Investment Portfolio - Change in Portfolio Composition

	June 30, 2013		December 31, 2012		Change
	Fair Value	% of Total Managed Investment Portfolio	Fair Value	% of Total Managed Investment Portfolio	$	%
Short term investments	$924,843	15.0%	$821,163	12.9%	$103,680	2.1%
Fixed maturity investments
U.S. treasuries	1,200,408	19.4%	1,259,800	19.8%	(59,392)	(0.4)%
Agencies
Fannie Mae & Freddie Mac	210,972	3.4%	292,098	4.6%	(81,126)	(1.2)%
Other agencies	16,045	0.3%	23,056	0.4%	(7,011)	(0.1)%
Total agencies	227,017	3.7%	315,154	5.0%	(88,137)	(1.3)%
Non-U.S. government (Sovereign debt)	265,033	4.3%	133,198	2.1%	131,835	2.2%
Non-U.S. government-backed corporate	238,254	3.9%	349,514	5.5%	(111,260)	(1.6)%
Corporate	1,500,576	24.3%	1,615,207	25.4%	(114,631)	(1.1)%
Mortgage-backed
Residential mortgage-backed
Agency securities	435,233	7.0%	408,531	6.4%	26,702	0.6%
Non-agency securities - Prime	118,559	1.9%	131,819	2.1%	(13,260)	(0.2)%
Non-agency securities - Alt A	114,909	1.9%	116,520	1.8%	(1,611)	0.1%
Total residential mortgage-backed	668,701	10.8%	656,870	10.3%	11,831	0.5%
Commercial mortgage-backed	298,996	4.8%	406,166	6.4%	(107,170)	(1.6)%
Total mortgage-backed	967,697	15.6%	1,063,036	16.7%	(95,339)	(1.1)%
Asset-backed
Credit cards	4,423	0.1%	4,623	0.1%	(200)	—%
Student loans	3,100	0.1%	1,650	—%	1,450	0.1%
Auto loans	1,381	—%	2,238	—%	(857)	—%
Other	4,202	0.1%	4,443	0.1%	(241)	—%
Total asset-backed	13,106	0.3%	12,954	0.2%	152	0.1%
Total securitized assets	980,803	15.9%	1,075,990	16.9%	(95,187)	(1.0)%
Total fixed maturity investments	4,412,091	71.5%	4,748,863	74.7%	(336,772)	(3.2)%
Equity investments trading	108,620	1.8%	58,186	0.9%	50,434	0.9%
Other investments
Private equity partnerships	335,732	5.4%	344,669	5.4%	(8,937)	—%
Senior secured bank loan funds	178,040	2.9%	202,929	3.2%	(24,889)	(0.3)%
Catastrophe bonds	81,042	1.3%	91,310	1.4%	(10,268)	(0.1)%
Hedge funds	4,683	0.1%	5,803	0.1%	(1,120)	—%
Miscellaneous other investments	31,109	0.5%	—	—%	31,109	0.5%
Total other investments	630,606	10.2%	644,711	10.1%	(14,105)	0.1%
Investments in other ventures	93,049	1.5%	87,724	1.4%	5,325	0.1%
Total managed investment portfolio	$6,169,209	100.0%	$6,360,647	100.0%	$(191,438)

17

RenaissanceRe Holdings Ltd.
Fixed Maturity Investments - Corporate Sector

	June 30, 2013
Sector	Total	AAA	AA	A	BBB	Non-Investment Grade	Not Rated
Financials	$641,917	$26,603	$134,087	$397,149	$50,933	$19,962	$13,183
Industrial, utilities and energy	322,777	4,259	40,921	116,338	73,823	86,172	1,264
Communications and technology	202,786	241	27,570	85,404	29,178	58,569	1,824
Consumer	156,189	—	14,972	43,721	40,240	55,505	1,751
Health care	100,098	—	44,149	26,590	10,784	18,575	—
Basic materials	61,197	—	—	17,922	31,723	11,552	—
Other	15,612	796	6,389	6,457	1,970	—	—
Total corporate fixed maturity investments, at fair value (1)	$1,500,576	$31,899	$268,088	$693,581	$238,651	$250,335	$18,022

Fixed Maturity and Short Term Investments - Corporate Top 10 Issuers by Fair Value

	June 30, 2013
Issuer	Total	Short term investments	Fixed maturity investments
General Electric Company	$58,433	$—	$58,433
Goldman Sachs Group Inc.	58,014	—	58,014
JP Morgan Chase & Co.	57,950	980	56,970
Citigroup Inc.	53,909	—	53,909
Bank of America Corp.	52,232	—	52,232
Morgan Stanley	34,641	—	34,641
HSBC Holdings PLC	29,656	—	29,656
Ford Motor Co.	27,180	—	27,180
Wells Fargo & Co.	22,615	—	22,615
BP PLC	21,377	—	21,377
Total (2)	$416,007	$980	$415,027

(1)	Excludes non-U.S. government-backed corporate fixed maturity investments, at fair value.

(2)	Excludes non-U.S. government-backed corporate fixed maturity investments, reverse repurchase agreements and commercial paper, at fair value.

18

RenaissanceRe Holdings Ltd.
Reserves for Claims and Claim Expenses

	Case Reserves	Additional Case Reserves	IBNR	Total
June 30, 2013
Catastrophe	$502,756	$264,712	$214,308	$981,776
Specialty	105,868	89,695	295,221	490,784
Total Reinsurance	608,624	354,407	509,529	1,472,560
Lloyd's	31,984	13,476	134,782	180,242
Other	15,103	2,642	39,861	57,606
Total	$655,711	$370,525	$684,172	$1,710,408

March 31, 2013
Catastrophe	$608,907	$216,050	$240,581	$1,065,538
Specialty	104,771	76,732	289,515	471,018
Total Reinsurance	713,678	292,782	530,096	1,536,556
Lloyd's	29,325	11,615	116,850	157,790
Other	15,534	6,635	39,268	61,437
Total	$758,537	$311,032	$686,214	$1,755,783

December 31, 2012
Catastrophe	$706,264	$222,208	$255,786	$1,184,258
Specialty	111,234	80,971	286,108	478,313
Total Reinsurance	817,498	303,179	541,894	1,662,571
Lloyd's	29,260	10,548	109,662	149,470
Other	17,016	8,522	41,798	67,336
Total	$863,774	$322,249	$693,354	$1,879,377

September 30, 2012
Catastrophe	$703,573	$229,511	$168,185	$1,101,269
Specialty	121,427	88,538	272,481	482,446
Total Reinsurance	825,000	318,049	440,666	1,583,715
Lloyd's	26,631	7,528	92,413	126,572
Other	19,556	8,478	44,359	72,393
Total	$871,187	$334,055	$577,438	$1,782,680

June 30, 2012
Catastrophe	$698,335	$306,158	$160,478	$1,164,971
Specialty	123,978	87,277	247,290	458,545
Total Reinsurance	822,313	393,435	407,768	1,623,516
Lloyd's	19,219	7,920	74,411	101,550
Other	21,605	8,336	46,240	76,181
Total	$863,137	$409,691	$528,419	$1,801,247

19

RenaissanceRe Holdings Ltd.
Paid to Incurred Analysis

	Three months ended June 30, 2013			Three months ended June 30, 2012
	Gross	Recoveries	Net	Gross	Recoveries	Net
Reserve for losses and loss expenses, beginning of period	$1,755,783	$162,948	$1,592,835	$1,858,203	$279,398	$1,578,805
Incurred losses and loss expenses
Current year	146,544	15,755	130,789	105,466	10,469	94,997
Prior years	(29,549)	(2,722)	(26,827)	(35,365)	10,081	(45,446)
Total incurred losses and loss expenses	116,995	13,033	103,962	70,101	20,550	49,551
Paid losses and loss expenses
Current year	21,990	—	21,990	11,280	—	11,280
Prior years	140,380	878	139,502	115,777	101,171	14,606
Total paid losses and loss expenses	162,370	878	161,492	127,057	101,171	25,886
Reserve for losses and loss expenses, end of period	$1,710,408	$175,103	$1,535,305	$1,801,247	$198,777	$1,602,470

	Six months ended June 30, 2013			Six months ended June 30, 2012
	Gross	Recoveries	Net	Gross	Recoveries	Net
Reserve for losses and loss expenses, beginning of period	$1,879,377	$192,512	$1,686,865	$1,992,354	$404,029	$1,588,325
Incurred losses and loss expenses
Current year	216,538	20,849	195,689	183,397	16,976	166,421
Prior years	(65,545)	(1,069)	(64,476)	(98,014)	3,304	(101,318)
Total incurred losses and loss expenses	150,993	19,780	131,213	85,383	20,280	65,103
Paid losses and loss expenses
Current year	23,129	—	23,129	18,937	—	18,937
Prior years	296,833	37,189	259,644	257,553	225,532	32,021
Total paid losses and loss expenses	319,962	37,189	282,773	276,490	225,532	50,958
Reserve for losses and loss expenses, end of period	$1,710,408	$175,103	$1,535,305	$1,801,247	$198,777	$1,602,470

20

RenaissanceRe Holdings Ltd.
Earnings per Share

	Three months ended
(common shares in thousands)	June 30, 2013	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012
Numerator:
Net income available to RenaissanceRe common shareholders	$26,806	$190,474	$41,655	$180,660	$142,270
Amount allocated to participating common shareholders (1)	(376)	(2,918)	(640)	(2,787)	(2,236)
	$26,430	$187,556	$41,015	$177,873	$140,034
Denominator:
Denominator for basic income per RenaissanceRe common share -
Weighted average common shares	43,372	43,461	46,442	48,394	50,278
Per common share equivalents of employee stock options and restricted shares	871	829	855	725	734
Denominator for diluted income per RenaissanceRe common share -
Adjusted weighted average common shares and assumed conversions	44,243	44,290	47,297	49,119	51,012

Basic income per RenaissanceRe common share	$0.61	$4.32	$0.88	$3.67	$2.78
Diluted income per RenaissanceRe common share	$0.60	$4.23	$0.87	$3.62	$2.75

	Six months ended
(common shares in thousands)	June 30, 2013	June 30, 2012
Numerator:
Net income available to RenaissanceRe common shareholders	$217,280	$343,699
Amount allocated to participating common shareholders (1)	(3,174)	(5,601)
	$214,106	$338,098
Denominator:
Denominator for basic income per RenaissanceRe common share -
Weighted average common shares	43,453	50,328
Per common share equivalents of employee stock options and restricted shares	850	669
Denominator for diluted income per RenaissanceRe common share -
Adjusted weighted average common shares and assumed conversions (2)	44,303	50,997

Basic income per RenaissanceRe common share	$4.93	$6.72
Diluted income per RenaissanceRe common share (2)	$4.83	$6.63

(1)	Represents earnings attributable to holders of unvested restricted shares issued under the Company's 2001 Stock Incentive Plan and Non-Employee Director Stock Incentive Plan.

(2)	Earnings per share calculations use average common shares outstanding - basic, when in a net loss position, as required by FASB ASC Topic Earnings Per Share.

21

RenaissanceRe Holdings Ltd.
Equity in Earnings of Other Ventures

	Three months ended
	June 30, 2013	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012
Top Layer Re	$2,728	$4,126	$5,972	$4,970	$5,113
Tower Hill Companies	1,815	1,581	174	1,930	1,744
Other	(771)	128	466	(2,590)	(11)
Total equity in earnings of other ventures	$3,772	$5,835	$6,612	$4,310	$6,846

	Six months ended
	June 30, 2013	June 30, 2012
Top Layer Re	$6,854	$9,850
Tower Hill Companies	3,396	2,861
Other	(643)	(395)
Total equity in earnings of other ventures	$9,607	$12,316

Other Income (Loss)

	Three months ended
	June 30, 2013	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012
Weather and energy risk management operations	$1,759	$8,713	$8,631	$172	$5,875
Assumed and ceded reinsurance contracts accounted for at fair value or as deposits	(642)	(1,931)	(3,255)	(3,696)	4,082
Other items	(486)	222	405	2,643	1,332
Total other income (loss)	$631	$7,004	$5,781	$(881)	$11,289

	Six months ended
	June 30, 2013	June 30, 2012
Weather and energy risk management operations	$10,472	$(29,588)
Assumed and ceded reinsurance contracts accounted for at fair value or as deposits	(2,573)	2,303
Other items	(264)	(520)
Total other income (loss)	$7,635	$(27,805)

22

RenaissanceRe Holdings Ltd.
Ratings

	A.M. Best	S&P (4)	Moody's	Fitch
REINSURANCE SEGMENT (1)
Renaissance Reinsurance	A+	AA-	A1	A+
DaVinci	A	AA-	A3	—
RenaissanceRe Specialty Risks	A	A	—	—
RenaissanceRe Specialty U.S.	A	—	—	—
Top Layer Re	A+	AA	—	—
Renaissance Reinsurance of Europe	A+	AA-	—	—

LLOYD'S SEGMENT
Syndicate 1458	—	—	—	—
Lloyd's Overall Market Rating (2)	A	A+	—	A+

RENAISSANCERE (3)	—	Very Strong	—	—
(1) The A.M. Best, S&P, Moody's and Fitch ratings for the companies in the Reinsurance segment reflect the insurer's financial strength rating.
(2) The A.M. Best, S&P and Fitch ratings for the Lloyd's Overall Market Rating represent its financial strength rating.
(3) The S&P rating for RenaissanceRe represents rating on its Enterprise Risk Management practices.
(4) The S&P ratings for the companies in the Reinsurance segment reflect, in addition to the insurer's financial strength rating, the insurer's issuer credit rating.

23

RenaissanceRe Holdings Ltd.
Comments on Regulation G
In addition to the GAAP financial measures set forth in this Financial Supplement, the Company has included certain non-GAAP financial measures in this Financial Supplement within the meaning of Regulation G. The Company has consistently provided these financial measurements in previous investor communications and the Company's management believes that these measurements are important to investors and other interested persons, and that investors and such other persons benefit from having a consistent basis for comparison between quarters and for the comparison with other companies within the industry. These measures may not, however, be comparable to similarly titled measures used by companies outside of the insurance industry. Investors are cautioned not to place undue reliance on these non-GAAP measures in assessing the Company's overall financial performance.
The Company uses “operating income available to RenaissanceRe common shareholders” as a measure to evaluate the underlying fundamentals of its operations and believes it to be a useful measure of its corporate performance. “Operating income available to RenaissanceRe common shareholders” as used herein differs from “net income available to RenaissanceRe common shareholders,” which the Company believes is the most directly comparable GAAP measure, by the exclusion of net realized and unrealized gains and losses on investments, net other-than-temporary impairments, and commencing in 2013, also excludes net realized and unrealized gains and losses on investments-related derivatives. Prior to 2013, investments-related derivative net realized and unrealized gains and losses were included in net investment income and were also included in the calculation of operating income available to RenaissanceRe common shareholders and related measures. The Company's management believes that “operating income available to RenaissanceRe common shareholders” is useful to investors because it more accurately measures and predicts the Company's results of operations by removing the variability arising from fluctuations in the Company's fixed maturity investment portfolio and equity investments trading. The Company also uses “operating income available to RenaissanceRe common shareholders” to calculate “operating income available to RenaissanceRe common shareholders per common share - diluted” and “operating return on average common equity - annualized”. The following is a reconciliation of: 1) net income available to RenaissanceRe common shareholders to operating income available to RenaissanceRe common shareholders; 2) net income available to RenaissanceRe common shareholders per common share - diluted to operating income available to RenaissanceRe common shareholders per common share - diluted; and 3) return on average common equity - annualized to operating return on average common equity - annualized:

	Three months ended					Six months ended
	June 30, 2013	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012	June 30, 2013	June 30, 2012
Net income available to RenaissanceRe common shareholders	$26,806	$190,474	$41,655	$180,660	$142,270	$217,280	$343,699
Adjustment for net realized and unrealized gains on investments	69,544	(14,271)	(12,140)	(75,303)	(28,073)	55,273	(75,681)
Adjustment for investments-related derivative net realized and unrealized losses (gains) included in operating income prior to 2013	—	—	1,523	(955)	(2,930)	—	(1,435)
Adjustment for net other-than-temporary impairments	—	—	—	—	209	—	343
Operating income available to RenaissanceRe common shareholders	$96,350	$176,203	$31,038	$104,402	$111,476	$272,553	$266,926

Net income available to RenaissanceRe common shareholders per common share - diluted	$0.60	$4.23	$0.87	$3.62	$2.75	$4.83	$6.63
Adjustment for net realized and unrealized gains on investments	1.57	(0.32)	(0.25)	(1.53)	(0.55)	1.25	(1.48)
Adjustment for investments-related derivative net realized and unrealized losses (gains) included in operating income prior to 2013	—	—	0.03	(0.02)	(0.06)	—	(0.03)
Adjustment for net other-than-temporary impairments	—	—	—	—	—	—	0.01
Operating income available to RenaissanceRe common shareholders per common share - diluted	$2.17	$3.91	$0.65	$2.07	$2.14	$6.08	$5.13

Return on average common equity - annualized	3.4%	24.3%	5.2%	22.0%	17.5%	13.8%	21.5%
Adjustment for net realized and unrealized gains on investments	8.8%	(1.8)%	(1.5)%	(9.2)%	(3.4)%	3.5%	(4.7)%
Adjustment for investments-related derivative net realized and unrealized losses (gains) included in operating income prior to 2013	—%	—%	0.2%	(0.1)%	(0.4)%	—%	(0.1)%
Adjustment for net other-than-temporary impairments	—%	—%	—%	—%	—%	—%	—%
Operating return on average common equity - annualized	12.2%	22.5%	3.9%	12.7%	13.7%	17.3%	16.7%

24

RenaissanceRe Holdings Ltd.
Comments on Regulation G
The Company has also included in this Financial Supplement “managed catastrophe premiums”. “Managed catastrophe premiums” is defined as gross catastrophe premiums written by Renaissance Reinsurance and its related joint ventures. “Managed catastrophe premiums” differs from total catastrophe unit gross premiums written, which the Company believes is the most directly comparable GAAP measure, due to the inclusion of catastrophe premiums written on behalf of the Company's joint venture Top Layer Re, which is accounted for under the equity method of accounting and the inclusion of catastrophe premiums written on behalf of the Company's Lloyd's segment. The Company's management believes “managed catastrophe premiums” is useful to investors and other interested parties because it provides a measure of total catastrophe premiums, as applicable, assumed by the Company through its consolidated subsidiaries and related joint ventures.
The Company has also included in this Financial Supplement “tangible book value per common share” and “tangible book value per common share plus accumulated dividends”. “Tangible book value per common share” is defined as book value per common share excluding goodwill and intangible assets per share. “Tangible book value per common share plus accumulated dividends” is defined as book value per common share excluding goodwill and intangible assets per share, plus accumulated dividends. “Tangible book value per common share” differs from book value per common share, which the Company believes is the most directly comparable GAAP measure, due to the exclusion of goodwill and intangible assets per share. The Company's management believes “tangible book value per common share” and “tangible book value per common share plus accumulated dividends” are useful to investors because they provide a more accurate measure of the realizable value of shareholder returns, excluding the impact of goodwill and intangible assets. The following is a reconciliation of book value per common share to tangible book value per common share and tangible book value per common share plus accumulated dividends:

	At
	June 30, 2013	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012
Book value per common share	$71.38	$71.07	$68.14	$68.20	$65.07
Adjustment for goodwill and other intangibles (1)	(0.85)	(0.85)	(0.86)	(0.85)	(0.83)
Tangible book value per common share	70.53	70.22	67.28	67.35	64.24
Adjustment for accumulated dividends	12.56	12.28	12.00	11.73	11.46
Tangible book value per common share plus accumulated dividends	$83.09	$82.50	$79.28	$79.08	$75.70

Quarterly change in book value per common share	0.4%	4.3%	(0.1)%	4.8%	3.8%
Quarterly change in tangible book value per common share plus change in accumulated dividends	0.8%	4.8%	0.3%	5.3%	4.3%
Year to date change in book value per common share	4.8%				9.8%
Year to date change in tangible book value per common share plus change in accumulated dividends	5.7%				10.8%

(1)
At June 30, 2013, March 31, 2013, December 31, 2012, September 30, 2012 and June 30, 2012, goodwill and other intangibles included $29.3 million, $29.3 million, $30.4 million, $32.2 million and $33.3 million, respectively, of goodwill and other intangibles included in investments in other ventures, under equity method.

25